BLACKROCK
CLOSED-END FUNDS

Annual Report

October 31, 2002

BlackRock Income Trust




----------------------------

World class

institutional

asset management

at a personal level

----------------------------






----------------------------
NOT FDIC   May Lose Value
INSURED    No Bank Guarantee
----------------------------

                                TABLE OF CONTENTS

Letter to Shareholders .................................................      1

Portfolio Managers' Report .............................................      2

Trust Summary ..........................................................      4

Portfolio of Investments ...............................................      5

Financial Statements

   Statement of Assets and Liabilities .................................     10

   Statement of Operations .............................................     11

   Statement of Cash Flows .............................................     12

   Statements of Changes in Net Assets .................................     13

Financial Highlights ...................................................     14

Notes to Financial Statements ..........................................     15

Independent Auditors' Report ...........................................     20

Directors Information ..................................................     21

Tax Information ........................................................     23

Dividend Reinvestment Plan .............................................     23

Investment Summary .....................................................     24

Additional Information .................................................     26

Glossary ...............................................................     26


--------------------------------------------------------------------------------

                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about its shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------

                             LETTER TO SHAREHOLDERS

                                                               November 30, 2002

Dear Shareholder:

      We are pleased to report that during the fiscal year, the Trust continued to provide monthly income, as well as the opportunity to invest in a diversified portfolio of fixed income securities.

      The Trust is actively managed, which means that the management team is continuously monitoring the fixed income markets and adjusting the portfolio to gain exposure to various issuers, revenue sources and security types. This strategy enables the Trust to move among different sectors, credits and coupons to capitalize on changing market conditions.

      During the fiscal year, the fixed income markets showed strength as large numbers of individual investors, concerned about the economic environment and substantial volatility in the stock market, pursued opportunities in bonds. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, had a total return of 5.89%(1). Within the fixed income universe, mortgages and Treasuries were noteworthy performers. For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% and the LEHMAN TREASURY INDEX returned 6.28%(2). Mortgages and Treasuries fared well over the year due to their strong credit profile. Many investors sought investments with higher quality ratings amidst volatile market conditions.

      The following table shows the Trust's yield, closing market price per share and net asset value ("NAV") per share as of October 31, 2002.

--------------------------------------------------------------------------------
                                                       MARKET
            TRUST                     YIELD(3)         PRICE        NAV
--------------------------------------------------------------------------------
 BlackRock Income Trust (BKT)         7.59%            $8.07       $8.13
--------------------------------------------------------------------------------

      BlackRock, Inc. ("BlackRock"), a world leader in asset management, has a proven commitment to fixed income. As of September 30, 2002, BlackRock managed $163 billion in bonds including 16 open-end and 40 closed-end funds. At BlackRock, we are recognized for our emphasis on risk management and proprietary analytics and for our reputation managing money for the world's largest institutional investors. Individual investors in our closed-end and open-end funds benefit from the same investment management skills and resources as the world's largest institutional investors. BlackRock Advisors, Inc., which manages the Trust, is a wholly-owned subsidiary of BlackRock, Inc.

      This report contains a summary of market conditions for the year, a review of the strategy used by your Trust's managers, the Trust's audited financial statements and a listing of the portfolio's holdings.

      On behalf of BlackRock, we thank you for your continued trust and assure you that we remain committed to excellence in managing your assets.

Sincerely,

/s/ LAURENCE D. FINK                            /s/ RALPH L. SCHLOSSTEIN
-------------------------                       --------------------------
Laurence D. Fink                                Ralph L. Schlosstein
Chief Executive Officer                         President
BlackRock Advisors, Inc.                        BlackRock Advisors, Inc.

(1) The LEHMAN AGGREGATE INDEX is designed to measure the performance of the U.S. investment grade fixed rate bond market. The index is unmanaged and cannot be purchased directly.

(2) The LEHMAN MORTGAGE INDEX is designed to measure the mortgage-backed pass-through securities of Ginnie Mae ("GNMA"), Fannie Mae ("FNMA") and Freddie Mac ("FHLMC"). The LEHMAN TREASURY INDEX is designed to measure long-term public obligations of the U.S. Treasury. The indexes are unmanaged and cannot be purchased directly.

(3)  Yield is based on market price.

                           PORTFOLIO MANAGERS' REPORT

                                                               November 30, 2002

Dear Shareholder:

     We are pleased to present the audited annual report for the following BlackRock closed-end Trust:

--------------------------------------------------------------------------------
                                                       PRIMARY
               TRUST                                   EXCHANGE
--------------------------------------------------------------------------------
  BLACKROCK INCOME TRUST (BKT)                          NYSE
--------------------------------------------------------------------------------

     The annual report reviews the Trust's market price and NAV performance, summarizes developments in the relevant fixed income markets and discusses recent portfolio management activity for the year ended October 31, 2002.

THE FIXED INCOME MARKETS

     Fixed income markets displayed considerable vigor during the fiscal year. For the year ended October 31, 2002, the LEHMAN AGGREGATE INDEX, a broad measure of the fixed income market, returned 5.89%. The Index returned an even more impressive 8.05% year-to-date, despite giving back some gains in October, when the equity markets posted one of the strongest monthly gains in 15 years.

     Over the period (the Trust's fiscal year), several high profile corporate credit scandals, ongoing economic weakness, as well as continued geopolitical issues, most notably concerns over the possible war in the Middle East and the ongoing threats of terrorism, weighed on the markets. Accordingly, the bond market priced in various scenarios of potential action by the Federal Reserve (the "Fed"). These expectations ranged from a tightening of up to 175 basis points ("bps") by the end of 2002, to the conviction that the Fed's next move would be yet another easing. Indeed, a week after the conclusion of the fiscal year, the Federal Open Market Committee ("FOMC") elected to further reduce interest rates by 50 bps. In their decision, the FOMC cited the existence of greater uncertainty and geopolitical risks, which are, "currently inhibiting spending, production, and employment."

     Uncertainty and volatility remain the primary themes in the U.S. markets, as the underlying economic data appears inconclusive of either a sustainable market recovery or a "double-dip" scenario. Many fundamental economic factors began the period with optimistic readings, but more recent data point towards an economic recovery that is far from certain. GDP growth began the first quarter of 2002 on a strong note (+5.0%), as inventory rebuilding was a major contributor. However, the barometer of the nation's total output of goods and services has noticeably dropped off since then. GDP growth rose marginally during the third quarter of 2002 and has lagged expectations over the past two quarters. In addition, manufacturing data, as measured by the Institute of Supply Managers Index, indicates that business confidence is weak and the prospects for growth remain sluggish. Consumer confidence, which remained strong through the summer months and reached historical highs, also significantly declined and stood at a nine-year low by the end of the period. The Consumer Confidence measure, which has suffered five consecutive months of declining numbers, suggests concern regarding the strength of the highly leveraged consumer. Job growth advanced from the initial drop-off seen post-September 11th, but remained mostly flat during the year. Jobless claims are also a noticeable source of interest as the unemployment rate peaked at 6% in April and remains at elevated levels. The U.S. trade balance is another topic of concern and the dollar has come under pressure, owing in part to a widening gap in the trade deficit. Some encouraging data has surfaced during the period, most notably in the form of housing starts. Spurred on by historically low interest rates, new residential home building has persevered. Also, the Consumer Price Index has continued to emerge with statistics suggestive of a benign inflationary environment. Although this alleviated the impetus for the Fed to raise interest rates during the period, concern has surfaced surrounding a possible deflationary atmosphere. Indeed, with the conflicting and often negative economic data offered towards the end of the period, the markets had positioned themselves in anticipation of the next move by the FOMC to be their 12th consecutive rate reduction of the current easing cycle.

     The uncertainty in the overall marketplace was evidenced by volatility in the Treasury market over the fiscal year. As we entered the period, the market was positioned for aggressive Federal Reserve easing. Expectations of a prolonged economic slowdown caused the yield curve to reach its steepest level in almost a decade. The market then reversed its expectations amid signs of an improving economy. As a result, Treasury bonds suffered, leading to a drop in prices and a corresponding rise in yields. When the prospects of a near-term economic recovery faded over the second half of the period, Treasuries rallied strongly. Year-to-date, the Treasury market returned 10.05%, as measured by the LEHMAN TREASURY INDEX. Yields of short and intermediate maturities, specifically in the two- to five-year range, have declined faster than those of longer maturity issues due to risk aversion and expectations for short-term rates to fall. However, rates have fallen across the curve in 2002 and the 10-year yield touched 3.5%, a low not seen since the early 1960s. The equity market rally in early October pushed yields back up and the 10-year note finished the period just under 4.0%. Over the final month of the fiscal year, volatility continued to remain high in the Treasury market given the apparent willingness of investors to assume more risk. As of October 31, 2002, the 10-year Treasury was yielding 3.89% versus 4.23% a year earlier.

     For the year ended October 31, 2002, the LEHMAN MORTGAGE INDEX returned 6.30% versus 5.89% for the LEHMAN AGGREGATE INDEX. Two historically high levels of mortgage refinancing bound the period. As mortgage refinancing spiked in November 2001, lower coupon mortgages outperformed higher coupons, which were more sensitive to general market instability and high levels of refinancing. As the period progressed, higher coupon mortgages outperformed lower coupons, and 30-year mortgages outperformed 15-years. Lower coupons suffered amidst continued low interest rates, threats of supply and prepayments and rising volatility. In the final month of the period, lower coupons and 15-year mortgages returned to favor as the MBA REFINANCING INDEX again spiked to an all-time high. Mortgages outperformed Treasuries for the fiscal year on a duration-adjusted basis. Strong demand for mortgages has been sparked in part by the steepness of the yield curve and their high credit quality profile, as banks have been reluctant to assume credit risk in the corporate market.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     BlackRock actively manages the Trust's portfolio holdings consistent with BlackRock's overall market outlook and the Trust's investment objective. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating sectors, credits and coupons.

     During the course of the annual period, the Trust raised its monthly dividend payment. Effective with the dividend payable September 30, 2002, the Trust's new annualized dividend was raised to $0.6125 from the previously annualized rate of $0.5625.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term rates and investing the proceeds in longer maturity issues which typically have higher yields. As of October 31, 2002, the Trust was leveraged 29% of managed assets. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the fixed income markets. We thank you for your investment and continued confidence in the Trust. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions that were not addressed in this report.

Sincerely,

/s/ ROBERT S. KAPITO                     /s/ KEITH T. ANDERSON
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Keith T. Anderson
Vice Chairman and Portfolio Manager      Managing Director and
BlackRock Advisors, Inc.                 Chief Investment Officer - Fixed Income
                                         BlackRock Advisors, Inc.


/s/ MICHAEL P. LUSTIG
--------------------------
Michael P. Lustig
Portfolio Manager
BlackRock Advisors, Inc.

TRUST SUMMARY AS OF OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

                                TRUST INFORMATION

--------------------------------------------------------------------------------
Symbol on New York Stock Exchange:                                 BKT
--------------------------------------------------------------------------------
Initial Offering Date:                                        July 22, 1988
--------------------------------------------------------------------------------
Closing Market Price as of 10/31/02:                              $8.07
--------------------------------------------------------------------------------
Net Asset Value as of 10/31/02:                                   $8.13
--------------------------------------------------------------------------------
Yield on Closing Market Price as of 10/31/02 ($8.07):(1)           7.59%
--------------------------------------------------------------------------------
Current Monthly Distribution per Share:(2)                        $0.0510
--------------------------------------------------------------------------------
Current Annualized Distribution per Share:(2)                     $0.6125
--------------------------------------------------------------------------------

(1) Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price.

(2)  The distribution is not constant and is subject to change.


The table below summarizes the changes in the Trust's market price and NAV:

--------------------------------------------------------------------------------------------------------
                                     10/31/02       10/31/01       CHANGE          HIGH            LOW
--------------------------------------------------------------------------------------------------------
MARKET PRICE                           $8.07          $7.26         11.16%         $8.31         $7.20
--------------------------------------------------------------------------------------------------------
NET ASSET VALUE (NAV)                  $8.13          $8.06          0.87%         $8.20         $7.91
--------------------------------------------------------------------------------------------------------
10-YEAR TREASURY NOTE                   3.89%          4.23%        (8.04)%         5.43%         3.57%
--------------------------------------------------------------------------------------------------------


The following chart shows the Trust's asset composition:

                                SECTOR BREAKDOWN

-----------------------------------------------------------------------------------------
  COMPOSITION                                     OCTOBER 31, 2002    OCTOBER 31, 2001
-----------------------------------------------------------------------------------------
  Mortgage Pass-Throughs                                48%                    6%
-----------------------------------------------------------------------------------------
  U.S. Government and Agency Securities                 16                    17
-----------------------------------------------------------------------------------------
  Inverse Floating Rate Mortgages                        9                    31
-----------------------------------------------------------------------------------------
  Interest Only Mortgage-Backed Securities               8                    17
-----------------------------------------------------------------------------------------
  Principal Only Mortgage-Backed Securities              8                    12
-----------------------------------------------------------------------------------------
  FHAProject Loans                                       5                     7
-----------------------------------------------------------------------------------------
  Agency Multiple Class Mortgage Pass-Throughs           2                     5
-----------------------------------------------------------------------------------------
  Commercial Mortgage-Backed Securities                  2                     3
-----------------------------------------------------------------------------------------
  Adjustable Rate Mortgages                              1                    --
-----------------------------------------------------------------------------------------
  Non-Agency Multiple Class Mortgage Pass-Throughs       1                     2
-----------------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                    VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                   (NOTE 1)
-----------------------------------------------------------------------------------------------------------------------------------
                        LONG-TERM INVESTMENTS--131.2%
                        MORTGAGE PASS-THROUGHS--62.4%
                        Federal Home Loan Mortgage Corp.,
            $ 48,899@     5.50%, 10/01/16 - 5/01/17, 15 Year .....................................................   $50,526,951
                 430      6.50%, 5/01/29 - 5/01/30 ...............................................................       445,975
                 102      7.50%, 2/01/23 .........................................................................       107,646
                 324      8.00%, 11/01/15 ........................................................................       341,521
                 317      8.50%, 10/01/06 - 3/01/08, 15 Year .....................................................       342,898
                 700      9.00%, 9/01/20 .........................................................................       776,504
                        Federal National Mortgage Association,
             114,672@     5.50%, 12/01/13 - 9/01/17, 15 Year .....................................................   118,334,245
              39,996@     6.00%, 11/01/31 - 10/01/32 .............................................................    41,108,298
              43,467@     6.50%, 2/01/26 - 5/01/31 ...............................................................    45,038,266
              46,160@     7.00%, 6/01/26 - 2/01/32 ...............................................................    48,239,991
               5,350      7.50%, 11/01/14, 18 Year Multifamily ...................................................     6,131,979
                  48      7.50%, 2/01/22 - 9/01/23 ...............................................................        51,160
               1,461      8.00%, 5/01/08 - 5/01/22, Multifamily ..................................................     1,565,948
                 651      9.497%, 6/01/24, Multifamily ...........................................................       703,952
                  16      9.50%, 1/01/19 - 6/01/20 ...............................................................        17,083
                        Government National Mortgage Association,
                 338      7.00%, 10/15/17 ........................................................................       355,394
               2,694      7.50%, 8/15/21 - 12/15/23 ..............................................................     2,862,993
               1,984      8.00%, 10/15/22 - 2/15/29 ..............................................................     2,136,185
                 156      9.00%, 6/15/18 - 9/15/21 ...............................................................       168,217
                                                                                                                    ------------
                                                                                                                     319,255,206
                                                                                                                    ------------
                        FEDERAL HOUSING ADMINISTRATION--6.5%
               2,944    Beachtree, Series 87430, 10.25%, 6/01/32 .................................................     2,936,174
                        GMAC,
               2,029      Series 33, 7.43%, 9/01/21 ..............................................................     2,175,887
               1,964      Series 46, 7.43%, 3/01/22 ..............................................................     2,106,791
               1,105      Series 51, 7.43%, 2/01/23 ..............................................................     1,184,916
               2,703      Series 56, 7.43%, 11/01/22 .............................................................     2,899,438
                 617    Merrill, Series 54, 7.43%, 2/01/23 .......................................................       661,789
                 937    Reilly, Series 41, 8.767%, 12/01/18 ......................................................       979,108
               2,780    Tuttle Grove, 7.25%, 10/01/35 ............................................................     2,860,877
                        USGI,
               3,944      Polaris, Series 982, 7.43%, 11/01/21 ...................................................     4,229,901
                 591      Series 87, 7.43%, 12/01/22 .............................................................       633,653
               2,892      Series 99, 7.43%, 10/01/23 .............................................................     3,102,637
               2,512      Series 6302, 7.43%, 12/01/21 ...........................................................     2,709,440
               6,387      Yorkville, Series 6094, 7.43%, 6/01/21 .................................................     6,850,715
                                                                                                                    ------------
                                                                                                                      33,331,326
                                                                                                                    ------------
                        AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--3.2%
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
              11,300      Series T-11, Class A-9, 1/25/28 ........................................................     9,737,794
                 970      Series 19, Class 19-F, 3/15/20 .........................................................     1,017,201
                 192      Series 1347, Class 1347-HC, 12/15/21 ...................................................       192,765
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
               1,146      Trust 1990-12, Class 12-G, 2/25/20 .....................................................     1,164,591
               1,638      Trust 1992-43, Class 43-E, 4/25/22 .....................................................     1,753,264
               2,500    Government National Mortgage Association, REMIC Pass-Through Certificates,
                          Trust 2001-33, Class 33-PB, 7/20/31 ....................................................     2,639,752
                                                                                                                    ------------
                                                                                                                      16,505,367
                                                                                                                    ------------
                        NON-AGENCY MULTIPLE CLASS MORTGAGE PASS-THROUGHS--1.7%
AAA            5,585    Bank One Mortgage-Backed Pass-Through Certificates, Series 2000-1, Class 2A, 3/15/15 .....     5,747,475
AAA            1,090    Countrywide Home Loan Mortgage Certificates, Series 1997-1, Class A6, 3/25/27 ............     1,088,028
AAA            1,563    Summit Mortgage Trust, Series 2000-1, Class B1, 12/28/12** ...............................     1,598,458
                                                                                                                    ------------
                                                                                                                       8,433,961
                                                                                                                    ------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                    VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                   (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        ADJUSTABLE RATE MORTGAGES--1.7%
             $ 6,767    Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                          Series 1584, Class 1584-FB, 9/15/23 ....................................................  $  6,765,217
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 558      Trust 1991-38, Class 38-F, 4/25/21 .....................................................       596,634
               1,223      Trust 1993-256, Class 256-F, 11/25/23 ..................................................     1,088,700
                                                                                                                    ------------
                                                                                                                       8,450,551
                                                                                                                    ------------
                        INVERSE FLOATING RATE MORTGAGES--12.6%
AAA            7,735    Countrywide Funding Corp., Mortgage Certificates, Series 1993-D, Class A-15, 1/25/09 .....     8,402,341
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
                 202      Series 1160, Class 1160-F, 10/15/21 ....................................................       256,533
               1,017      Series 1580, Class 1580-SD, 9/15/08 ....................................................     1,049,175
                  75      Series 1590, Class 1590-OA, 10/15/23 ...................................................        75,054
               1,791      Series 1601, Class 1601-SE, 10/15/08 ...................................................     1,830,194
               1,457@     Series 1616, Class 1616-SB, 11/15/08 ...................................................     1,517,263
               4,500      Series 1688, Class 1688-S, 12/15/13 ....................................................     4,595,625
               8,796      Series 2488, Class 2488-YS, 8/15/32 ....................................................     8,686,056
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                 565      Trust 1991-38, Class 38-SA, 4/25/21 ....................................................       594,108
                 563      Trust 1991-87, Class 87-S, 8/25/21 .....................................................       699,976
                 309      Trust 1991-145, Class 145-S, 10/25/06 ..................................................       390,667
               5,000      Trust 1993-79, Class 79-SE, 1/25/22 ....................................................     5,625,000
               1,959      Trust 1993-93, Class 93-S, 5/25/08 .....................................................     2,107,889
                 175      Trust 1993-116, Class 116-SB, 7/25/23 ..................................................       173,065
                 374      Trust 1993-129, Class 129-SE, 8/25/08 ..................................................       379,962
               2,611      Trust 1993-170, Class 170-SC, 9/25/08 ..................................................     2,651,888
               5,342      Trust 1993-196, Class 196-SC, 10/25/08 .................................................     5,555,781
                 415      Trust 1993-201, Class 201-SA, 10/25/23 .................................................       421,679
               4,253      Trust 1993-214, Class 214-S, 12/25/08 ..................................................     4,438,638
               1,494      Trust 1993-214, Class 214-SH, 12/25/08 .................................................     1,660,422
                 985      Trust 1993-224, Class 224-SD, 11/25/23 .................................................       998,284
               2,859      Trust 1993-224, Class 224-SE, 11/25/23 .................................................     3,022,332
               2,562      Trust 1993-247, Class 247-SN, 12/25/23 .................................................     2,898,227
                 524      Trust 1994-19, Class 19-SB, 1/25/24 ....................................................       523,812
                 195      Trust 2000-40, Class 40-FC, 6/25/29 ....................................................       194,717
AAA              716    G. E. Capital Mortgage Services, Inc., REMIC Certificate 98-12, Class 4A-3, 7/25/28 ......       761,170
Aaa            2,519    Kidder Peabody Acceptance Corp., Series 1993-1, Class A-6, 8/25/23 .......................     2,693,557
Aaa              743    Prudential Home Mortgage Securities Co., Mortgage Pass-Through Certificates,
                          Series 1993-43, Class A-16, 10/25/23 ...................................................       767,043
AAA            1,158    Residential Funding Mortgage Securities Inc., Series 1993-S36, Class A-13, 10/25/08 ......     1,282,833
                                                                                                                    ------------
                                                                                                                      64,253,291
                                                                                                                    ------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--10.0%
                        American Housing Trust,
                 560      Series III, Class 4, 3/25/19 ...........................................................         9,999
                 129      Series VII, Class 2, 11/25/20 ..........................................................       340,000
                        BA Mortgage Securities, Inc.,
                 585      Series 1997-1, Class 1-X, 7/25/26 ......................................................        65,287
                 680      Series 1998-1, Class 1-2X, 5/28/13 .....................................................        58,109
             105,722    Commercial Mortgage Acceptance Corp., Series 1997-ML1, Class IO, 12/15/30 ................     2,610,014
              39,532    Credit Suisse First Boston Mortgage Securities Corp. Trust, Series 1997-C1,
                          Class C1-AX, 6/20/29** .................................................................     2,383,355
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
              14,833      Series G-13, Class 13-PP, 5/25/21 ......................................................       885,949
              52,288      Series G-60, Class 60-HS, 4/25/24 ......................................................     2,965,737
              16,641      Series 204, Class 204-IO, 5/1/29 .......................................................     2,537,800
                   1      Series 1238, Class 1238-J, 1/15/07 .....................................................         4,662
                  84      Series 1494, Class 1494-PL, 3/15/22 ....................................................       251,722
                 174      Series 1632, Class 1632-S, 4/15/23 .....................................................         1,115
               2,978      Series 1706, Class 1706-IA, 10/15/23 ...................................................       371,322
                 687      Series 1720, Class 1720-PK, 1/15/24 ....................................................       106,674

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                    VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                   (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        INTEREST ONLY MORTGAGE-BACKED SECURITIES--(CONT'D)
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates, (cont'd)
            $ 33,016      Series 1809, Class 1809-SC, 12/15/23 ....................................................  $ 1,511,513
                  76      Series 1882, Class 1882-PJ, 4/15/22 .....................................................           14
              28,278      Series 1914, Class 1914-PC, 12/15/11 ....................................................      368,751
              22,106      Series 2002, Class 2002-HJ, 10/15/08 ....................................................    1,222,512
               2,240      Series 2037, Class 2037-IB, 12/15/26 ....................................................      116,466
               5,717      Series 2050, Class 2050-PI, 12/15/11 ....................................................      376,493
               4,338      Series 2063, Class 2063-PI, 4/15/12 .....................................................      143,696
              18,000      Series 2080, Class 2080-PL, 1/15/27 .....................................................      753,750
                  32      Series 2099, Class 2099-JB, 9/15/22 .....................................................      700,492
                 172      Series 2102, Class 2102-KI, 9/15/28 .....................................................          538
               6,818      Series 2138, Class 2138-PI, 3/15/11 .....................................................      284,512
              10,527      Series 2289, Class 2289-S, 2/15/31 ......................................................    1,378,406
               5,523      Series 2296, Class 2296-IO, 8/15/27 .....................................................      111,007
              11,714      Series 2296, Class 2296-SA, 3/15/16 .....................................................      757,758
               7,768      Series 2315, Class 2315-CF, 7/15/20 .....................................................      114,099
               7,359      Series 2358, Class 2358-IB, 7/15/21 .....................................................      527,703
               9,277      Series 2444, Class 2444-ST, 9/15/29 .....................................................      718,975
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
                   3      Trust G-50, Class 50-G, 12/25/21 ........................................................       54,632
                 978      Trust G92-5, Class 5-H, 1/25/22 .........................................................      162,580
                   2      Trust G92-12, Class 12-C, 2/25/22 .......................................................       53,870
               3,480      Trust G92-60, Class 60-SB, 10/25/22 .....................................................       67,067
              10,005      Trust 301, Class 301-2, 4/1/29 ..........................................................    1,321,720
              16,816      Trust 302, Class 302-2, 6/1/29 ..........................................................    2,653,803
               9,442      Trust 1993-199, Class 199-SB, 10/25/23 ..................................................      755,368
               2,053      Trust 1993-201, Class 201-JC, 5/25/19 ...................................................       26,180
                 186      Trust 1993-202, Class 202-QA, 6/25/19 ...................................................          858
              14,786      Trust 1994-33, Class 33-SG, 3/25/09 .....................................................    1,185,195
              12,371      Trust 1996-68, Class 68-SC, 1/25/24 .....................................................    1,356,932
              16,051      Trust 1997-37, Class 37-SE, 10/25/22 ....................................................      305,381
               4,600      Trust 1997-50, Class 50-SI, 4/25/23 .....................................................       91,995
              35,476      Trust 1997-65, Class 65-SB, 3/25/24 .....................................................      473,953
               9,003      Trust 1997-76, Class 76-SP, 12/25/23 ....................................................      320,726
              51,000      Trust 1997-90, Class 90-M, 1/25/28 ......................................................   12,507,240
                 708      Trust 1998-25, Class 25-PG, 3/18/22 .....................................................        2,656
               3,976      Trust 1999-W4, Class W4-IO, 12/25/28 ....................................................      550,388
              25,991      Trust 2000-2, Class 2-ID, 3/25/23 .......................................................       60,917
               4,873      Trust 2002-19, Class 19-PI, 8/25/12 .....................................................      307,614
               5,806      Trust 2002-62, Class 62-IL, 3/25/24 .....................................................      774,677
                 309    First Boston Mortgage Securities Corp., Series 1987-C, Class IO, 4/25/17 ..................       61,020
              39,395    GMAC Commercial Mortgage Securities, Inc., Trust 1997-C1, Class C1-X, 7/15/29 .............    2,638,989
              33,297    Goldman Sachs Mortgage Securities Corp., Mortgage Participation Certificates,
                          Series 1998-5, Class 5-IO, 6/19/27** ....................................................      686,760
               3,796    Government National Mortgage Association, REMIC Pass-Through Certificates,
                          Trust 2001-7, Class 7-PS, 1/20/28 .......................................................      578,885
              20,626    Hanover Grantor Trust, Series 1999-A, Class A1-IO, 8/28/27** ..............................      206,257
              13,693    Headlands Mortgage Securities, Inc., Mortgage Certificates, Series 1997-1,
                          Class 1-X1, 3/25/27 .....................................................................        8,558
                 355    Kidder Peabody Acceptance Corp., Series B, Class B-A2, 4/22/18 ............................       70,509
               9,352    Merrill Lynch Mortgage Investors, Inc., Mortgage Pass-Through Certificates,
                          Series 95-C2, Class C2-IO, 6/15/21 ......................................................      216,268
              14,989    Morgan Stanley Capital 1, Inc., Series 1997-HF1, Class HF1-X, 7/15/29** ...................      750,522
              48,394    Prudential Home Mortgage Securities Co., Mortgage Pass-Through Certificates,
                          Series 1994-5, Class 5-A9, 2/25/24 ......................................................       30,246
                   1    Prudential Securities, Inc., Trust 15, Class 15-1G, 5/20/21 ...............................       55,713
                 214    Residential Funding Mortgage Securities Inc., Series 2001-S5, Class A-9, 3/25/31 ..........        1,337
              34,766    Small Business Administration, Series 2000-1, Class 1-IO, 4/1/15 ..........................      695,321
                   5    Structured Asset Securities Corp., Series 1991-2, Class 2-GA, 12/20/21 ....................        6,873
             329,815    Vendee Mortgage Trust, Trust 1999-2, Class 1-IO, 5/15/29 ..................................      515,171
                                                                                                                     -----------
                                                                                                                      51,234,611
                                                                                                                     -----------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

              PRINCIPAL
   RATING*     AMOUNT                                                                                                    VALUE
(UNAUDITED)     (000)                                    DESCRIPTION                                                   (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        PRINCIPAL ONLY MORTGAGE-BACKED SECURITIES--10.3%
Aaa          $   434    Chase Mortgage Finance Corp., Mortgage Pass-Through Certificates, Series 1994-A,
                          Class AP, 1/25/10 .....................................................................   $    381,939
AAA              286    Collateralized Mortgage Obligation Trust, Trust 29, Class A, 5/23/17 ....................        259,930
                        Drexel Burnham Lambert, Inc.,
AAA              105      Trust K, Class K-1, 9/23/17 ...........................................................         94,384
AAA            1,134      Trust V, Class V-1, 9/1/18 ............................................................      1,037,915
                        Federal Home Loan Mortgage Corp., Multiclass Mortgage Participation Certificates,
               1,291      Series T-8, Class A-10, 11/15/28 ......................................................        846,174
                 638      Series 1418, Class 1418-M, 11/15/22 ...................................................        490,719
               3,077      Series 1571, Class 1571-G, 8/15/23 ....................................................      2,167,313
               7,349      Series 1686, Class 1686-B, 2/15/24 ....................................................      6,609,666
               8,423      Series 1691, Class 1691-B, 3/15/24 ....................................................      7,582,322
               1,193      Series 1739, Class 1739-B, 2/15/24 ....................................................      1,106,593
                 553      Series 1750, Class 1750-PC, 3/15/24 ...................................................        543,524
                 734      Series 1857, Class 1857-PB, 12/15/08 ..................................................        718,592
               1,777      Series 1896, Class 1896-PA, 11/15/23 ..................................................      1,681,141
               3,273      Series 2009, Class 2009-HJ, 10/15/22 ..................................................      3,247,667
                  21      Series 2067, Class 2067-PO, 6/15/28 ...................................................         21,369
               1,027      Series 2162, Class 2162-L, 6/15/29 ....................................................        872,707
                        Federal National Mortgage Association, REMIC Pass-Through Certificates,
               1,428      Trust G93-2, Class 2-KB, 1/25/23 ......................................................      1,060,282
               2,534      Trust 273, Class 273-1, 7/1/26 ........................................................      2,311,444
                 932      Trust 279, Class 279-1, 7/1/26 ........................................................        828,166
                 209      Trust 1991-7, Class 7-J, 2/25/21 ......................................................        188,538
                 348      Trust 1996-5, Class 5-NH, 4/25/24 .....................................................        334,404
                 280      Trust 1996-5, Class 5-PV, 11/25/23 ....................................................        277,846
               6,367      Trust 1998-26, Class 26-L, 3/25/23 ....................................................      6,111,946
               1,797      Trust 1999-W4, Class W4-PO, 2/25/29 ...................................................      1,387,903
               9,455      Trust 2002-13, Class 13-PR, 3/25/32 ...................................................      8,479,354
AAA              815    First Union Residential, Mortgage Certificates, Series 1999-A, Class A-1APO, 3/25/15 ....        757,525
AAA           12,744    Fund America Investors Corp., Series 1993-C, Class B, 4/29/30 ...........................      2,567,603
AAA              252    Housing Securities, Inc., Series 1993-D, Class D-8, 6/25/23 .............................        224,818
AAA              237    Structured Mortgage Asset Trust, Series 1993-3C, Class CX, 4/25/24 ......................        204,162
                                                                                                                    ------------
                                                                                                                      52,395,946
                                                                                                                    ------------
                        COMMERCIAL MORTGAGE-BACKED SECURITIES--2.2%
AAA           10,250    New York City Mortgage Loan Trust, Multifamily, Series 1996,
                          Class A-2, 6.75%, 6/25/11** ...........................................................     11,457,578
                                                                                                                    ------------
                        U.S. GOVERNMENT AND AGENCY SECURITIES--20.5%
              12,666    Overseas Private Investment Corp., 4.30% - 7.35%, 5/29/12 ...............................     13,837,367
                        Small Business Administration,
               3,175      Series 1996-20E-1, 7.60%, 5/01/16 .....................................................      3,550,270
               3,932      Series 1996-20F-1, 7.55%, 6/01/16 .....................................................      4,392,151
               2,452      Series 1996-20G-1, 7.70%, 7/01/16 .....................................................      2,750,482
               3,093      Series 1996-20H-1, 7.25%, 8/01/16 .....................................................      3,527,337
               4,851      Series 1996-20K-1, 6.95%, 11/01/16 ....................................................      5,473,407
               1,973      Series 1997-20C-1, 7.15%, 3/01/17 .....................................................      2,186,853
               2,105    Small Business Investment Companies, Series 1998-P10A-1, 6.12%, 2/01/08 .................      2,242,326
                        United States Treasury Bonds,
             155,700@     Zero Coupon, 11/15/24 .................................................................     46,193,076
              15,250@     8.00%, 11/15/21 .......................................................................     20,828,145
                                                                                                                    ------------
                                                                                                                     104,981,414
                                                                                                                    ------------
                        COLLATERALIZED MORTGAGE OBLIGATION RESIDUALS***--0.1%
                  45    FBC Mortgage Securities Trust 16, CMO, Series A-1, 7/01/17 ..............................        399,200
                  10    Federal National Mortgage Association, Trust 1988-10, Class 10-R, 5/25/03 ...............              0
                                                                                                                    ------------
                                                                                                                         399,200
                                                                                                                    ------------
                        Total long-term investments (cost $659,166,549) .........................................    670,698,451
                                                                                                                    ------------

                       See Notes to Financial Statements.

PORTFOLIO OF INVESTMENTS OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

              PRINCIPAL
               AMOUNT                                                                                                    VALUE
               (000)                                    DESCRIPTION                                                     (NOTE 1)
--------------------------------------------------------------------------------------------------------------------------------
                        SHORT-TERM INVESTMENT--3.4%
                        DISCOUNT NOTE
            $ 17,500    Federal Home Loan Bank, 1.65%, 11/01/02 (cost $17,500,000) .............................    $  17,500,000
                                                                                                                    -------------
                        TOTAL INVESTMENTS BEFORE OUTSTANDING OPTIONS WRITTEN--134.6% (COST $676,666,549) .......      688,198,451
                                                                                                                    -------------
              NOTIONAL
               AMOUNT
                (000)
              --------
                        OUTSTANDING OPTIONS WRITTEN--(0.2)%
                        CALL OPTION--(0.2)%
            $ 11,000    Interest Rate Swap, 5.50%, over 3 month LIBOR, expires 5/06/03 .........................         (831,303)
                                                                                                                    -------------
                        PUT OPTION
              11,000    Interest Rate Swap, 6.50%, over 3 month LIBOR, expires 5/06/03 .........................          (25,663)
                                                                                                                    -------------
                        Total outstanding options written (premium received $456,353) ..........................         (856,966)
                                                                                                                    -------------
                        Total investments net, of outstanding options written--134.4% ..........................      687,341,485
                        Other liabilities in excess of other assets--(34.4)% ...................................     (175,956,345)
                                                                                                                    -------------
                        NET ASSETS--100% .......................................................................    $ 511,385,140
                                                                                                                    =============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.

 ** Security is not registered under Rule 144A of the Securities Act of 1933.
    These securities may be resold in transactions exempt from registration to qualified institutional buyers. As of October 31, 2002, the Trust held 3.3% of its net assets with a current market value of $17,082,930 in securities restricted as to resale.

*** Illiquid security representing 0.08% of net assets.

@ Entire or partial principal amount pledged as collateral for reverse repurchase agreements or financial futures contracts.

--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS:

               CMO--Collateralized Mortgage Obligation.

               REMIC-- Real Estate Mortgage Investment Conduit.

--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

ASSETS
Investments, at value  (cost $676,666,549) (Note 1) .................................     $688,198,451
Cash ................................................................................          367,605
Receivable for investments sold .....................................................       19,681,297
Deposit with broker as collateral for securities borrowed ...........................       17,234,375
Interest receivable .................................................................        6,822,461
Due from broker-variation margin (Notes 1 & 3) ......................................          296,214
Interest rate caps, at value (amortized cost $356,526) (Notes 1 & 3) ................               20
Other assets ........................................................................           80,296
                                                                                          ------------
                                                                                           732,680,719
                                                                                          ------------
LIABILITIES
Reverse repurchase agreements (Note 4) ..............................................      205,792,264
Unrealized depreciation on interest rate swaps (Notes 1 & 3) ........................        8,025,329
Interest payable ....................................................................        2,286,851
Interest rate floor, at value (proceeds $775,125) (Notes 1 & 3) .....................        2,186,581
Payable for investments purchased ...................................................        1,460,612
Outstanding options written, at value (premium received $456,353) (Notes 1 & 3) .....          856,966
Investment advisory fee payable (Note 2) ............................................          279,834
Administration fee payable (Note 2) .................................................           85,609
Deferred directors fees (Note 1) ....................................................           73,675
Other accrued expenses ..............................................................          247,858
                                                                                          ------------
                                                                                           221,295,579
                                                                                          ------------
NET ASSETS                                                                                $511,385,140
                                                                                          ============
Net assets were comprised of:
  Par value (Note 5) ................................................................        $ 628,748
  Paid-in capital in excess of par ..................................................      560,253,964
  Undistributed net investment income ...............................................       35,337,135
  Accumulated net realized loss .....................................................      (86,724,226)
  Net unrealized appreciation .......................................................        1,889,519
                                                                                          ------------
Net assets, October 31, 2002 ........................................................     $511,385,140
                                                                                          ============
NET ASSET VALUE PER SHARE:
  ($511,385,140 / 62,874,817 shares of common stock issued and outstanding) .........            $8.13
                                                                                                 =====

                       See Notes to Financial Statements.

STATEMENT OF OPERATIONS YEAR ENDED OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

NET INVESTMENT INCOME
  Interest income (net of interest expense of $5,135,812) ..........................     $67,410,326
                                                                                         -----------
EXPENSES
  Investment advisory ..............................................................       3,292,465
  Administration ...................................................................       1,009,800
  Transfer Agent ...................................................................         108,500
  Custodian ........................................................................         171,194
  Reports to shareholders ..........................................................         170,000
  Directors Fees ...................................................................          71,500
  Registration .....................................................................          46,000
  Independent accountants ..........................................................         105,000
  Legal ............................................................................          56,000
  Miscellaneous ....................................................................         202,295
                                                                                         -----------
    Total expenses .................................................................       5,232,754
    Less fees paid indirectly (Note 2) .............................................          (6,194)
                                                                                         -----------
    Net expenses ...................................................................       5,226,560
                                                                                         -----------
Net investment income ..............................................................      62,183,766
                                                                                         -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain (loss) on:
  Investments ......................................................................      45,814,589
  Interest rate swaps ..............................................................       5,317,249
  Options written ..................................................................       3,078,667
  Short sales ......................................................................         690,026
  Futures ..........................................................................     (26,502,529)
                                                                                         -----------
                                                                                          28,398,002
                                                                                         -----------
Net change in unrealized appreciation (depreciation) on:
  Investments ......................................................................     (42,464,861)
  Interest rate caps ...............................................................       1,130,108
  Interest rate floor ..............................................................       1,102,533
  Futures ..........................................................................         551,521
  Options written ..................................................................        (400,613)
  Interest rate swaps ..............................................................     (10,204,853)
                                                                                         -----------
                                                                                         (50,286,165)
                                                                                         -----------
Net loss on investments ............................................................     (21,888,163)
                                                                                         -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................     $40,295,603
                                                                                         ===========

                       See Notes to Financial Statements.

STATEMENT OF CASH FLOWS YEAR ENDED OCTOBER 31, 2002
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS TO
    NET CASH FLOWS USED FOR OPERATING ACTIVITIES
Net increase in net assets resulting from operations ...........................    $40,295,603
                                                                                    -----------
Increase in investments ........................................................    (88,270,687)
Net realized gain ..............................................................    (28,398,002)
Decrease in unrealized appreciation ............................................     50,286,165
Decrease in interest rate caps .................................................          2,315
Decrease in interest rate floor ................................................     (1,460,283)
Increase in deposits with brokers as collateral for securities borrowed ........    (17,234,375)
Decrease in interest receivable ................................................      1,967,960
Decrease in due from broker-variation margin ...................................         57,348
Decrease in other assets .......................................................          3,912
Increase in receivable for investments sold ....................................    (19,476,045)
Increase in options written ....................................................        856,966
Decrease in interest rate swaps ................................................     10,157,844
Increase in interest payable ...................................................      2,209,466
Increase in payable for investments purchased ..................................      1,460,612
Decrease in due to broker--collateral on interest rate swaps ...................     (3,929,000)
Increase in other accrued expenses and liabilities .............................         39,578
                                                                                    -----------
  Total adjustments ............................................................    (91,726,226)
                                                                                    -----------
Net cash flows used for operating activities ...................................    (51,430,623)
                                                                                    ===========
INCREASE (DECREASE) IN CASH
Net cash flows used for operating activities (51,430,623) Cash flows provided by financing activities:
  Increase in reverse repurchase agreements ....................................     87,158,014
  Cash dividends paid ..........................................................    (35,674,911)
                                                                                    -----------
Net cash flows provided by financing activities ................................     51,483,103
                                                                                    -----------
  Net increase in cash .........................................................         52,480
  Cash at beginning of year ....................................................        315,125
                                                                                    -----------
  Cash at end of year ..........................................................      $ 367,605
                                                                                    ===========

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

                                                                                                      YEAR ENDED OCTOBER 31,
                                                                                                 --------------------------------
INCREASE (DECREASE) IN NET ASSETS                                                                    2002                2001
                                                                                                 ------------        ------------
OPERATIONS:
  Net investment income ....................................................................     $ 62,183,766         $ 34,923,300
  Net realized gain (loss) .................................................................       28,398,002          (16,446,601)
  Net change in unrealized appreciation (depreciation) .....................................      (50,286,165)          69,129,322
                                                                                                 ------------         ------------
  Net increase in net assets resulting from operations .....................................       40,295,603           87,606,021
  Dividends from net investment income .....................................................      (35,876,922)         (35,351,946)
  Net proceeds from Trust shares issued in reinvestment of dividends .......................          202,011                   --
                                                                                                 ------------         ------------
  Total increase ...........................................................................        4,620,692           52,254,075

NET ASSETS
Beginning of year ..........................................................................      506,764,448          454,510,373
                                                                                                 ------------         ------------
End of year ................................................................................     $511,385,140         $506,764,448
                                                                                                 ============         ============
End of year undistributed net investment income ............................................     $ 35,337,135          $ 9,030,291








                       See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

                                                                                 YEAR ENDED OCTOBER 31,
                                                          --------------------------------------------------------------------
                                                             2002           2001          2000           1999           1998
                                                             ----           -----         ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ....................      $ 8.06         $ 7.23       $   7.31       $  7.94         $ 8.12
                                                           --------       --------       --------      --------       --------
Investment operations:
   Net investment income (net of interest expense
   of $0.08, $0.11, $0.12, $0.16 and $0.19,
   respectively) ......................................        0.99           0.56           0.50          0.73           0.62
   Net realized and unrealized gain (loss) ............       (0.35)          0.83          (0.02)        (0.80)         (0.24)
                                                           --------       --------       --------      --------       --------
Net increase (decrease) from investment operations ....        0.64           1.39           0.48         (0.07)          0.38
                                                           --------       --------       --------      --------       --------
Dividends from net investment income ..................       (0.57)         (0.56)         (0.56)        (0.56)         (0.56)
                                                           --------       --------       --------      --------       --------
Net asset value, end of year(1)........................      $ 8.13         $ 8.06         $ 7.23        $ 7.31         $ 7.94
                                                           ========       ========       ========      ========       ========
Market value, end of year(1)...........................      $ 8.07         $ 7.26         $ 6.38        $ 6.13         $ 6.94
                                                           ========       ========       ========      ========       ========
TOTAL INVESTMENT RETURN(2).............................       15.35%         23.23%         14.01%        (4.04)%         9.29%
                                                           ========       ========       ========      ========       ========
RATIOS TO AVERAGE NET ASSETS:
Operating expenses ....................................        1.03%          1.03%          1.05%         1.01%          1.01%
Operating expenses and interest expense ...............        2.05%          2.54%          2.78%         3.03%          3.33%
Net investment income .................................       12.28%          7.43%          7.11%         9.54%          7.74%
SUPPLEMENTAL DATA:
Average net assets (000) ..............................    $506,533       $470,185       $448,027      $482,685       $506,858
Portfolio turnover ....................................         125%            32%           114%          144%           214%
Net assets, end of year (000) .........................    $511,385       $506,764       $454,510      $459,399       $499,075
Reverse repurchase agreements outstanding,
   end of year (000) ..................................    $205,792       $118,634       $ 64,460      $186,451       $198,336
Asset coverage(3) .....................................     $ 3,485        $ 5,272        $ 8,095       $ 3,478        $ 3,520

----------
(1) Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.

(2) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is no guarantee of future results.

(3)  Per $1,000 of reverse repurchase agreement outstanding.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's shares.





                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
----------------------
BLACKROCK INCOME TRUST
----------------------

--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION       BlackRock  Income  Trust  (the  "Trust"),  a Maryland
& ACCOUNTING  POLICIES     corporation,  is a diversified  closed-end management
                           investment company.  The investment  objective of the
Trust is to achieve high monthly income consistent with preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: The Trust values most of its securities on the basis of current market quotations provided by dealers or pricing services selected under the supervision of the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from dealers, market transactions in comparable securities, various relationships observed in the market between securities, and calculated yield measures based on valuation technology commonly employed in the market for such securities. Exchange-traded options are valued at their last sales price as of the close of options trading on the applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. A futures contract is valued at the last sale price as of the close of the commodities exchange on which it trades. Short-term securities may be valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND NET INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis, and the Trust accretes discount and amortizes premium on securities purchased using the interest method.

REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

OPTION SELLING/PURCHASING: When the Trust sells or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on investment transactions. The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

Options, when used by the Trust, help in maintaining a targeted duration. Duration is a measure of the price sensitivity of a security or a portfolio to relative changes in interest rates. For instance, a duration of "one" means that a portfolio's or a security's price would be expected to change by approximately one percent with a one percent change in interest rates, while a duration of five would imply that the price would move approximately five percent in relation to a one percent change in interest rates.

Option selling and purchasing may be used by the Trust as an attempt to manage the duration of positions or collections of positions, so that changes in interest rates do not adversely affect the targeted duration of the portfolio unexpectedly. A call option gives the purchaser of the option the right (but not obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying position at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying position at the exercise price at any time or at a specified time during the option period. Put or call options can be purchased or sold to effectively help manage the targeted duration of the portfolio.

The main risk that is associated with purchasing options is that the option expires without being exercised. In this case, the option expires worthless and the premium paid for the option is considered the loss. The risk associated with writing call options is that the Trust may forgo the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The risk in writing put options is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, as with futures contracts, the Trust risks not being able to enter into a closing transaction for the written option as the result of an illiquid market.

INTEREST RATE SWAPS: In a simple interest rate swap, one investor pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, an investor may pay a fixed rate and receive a floating rate. Interest rate swaps are efficient as asset/liability management tools. In more complex swaps, the notional principal amount may decline (or amortize) over time.

During the term of the swap, changes in the value of the swap are recognized as unrealized gains or losses by "marking-to-market" to reflect the market value of the swap. When the swap is terminated, the Trust will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract, if any.

The Trust is exposed to credit loss in the event of non-performance by the other party to the swap. However, BlackRock Advisors, Inc. closely monitors swaps and does not anticipate non-performance by any counterparty.

SWAP OPTIONS: Swap options are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option. Premiums received or paid from writing or purchasing options are recorded as liabilities or assets and are subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expires unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commission, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or loss on investment transactions.

The main risk that is associated with purchasing swap options is that the swap option expires without being exercised. In this case, the option expires worthless and the premium paid for the swap option is considered the loss. The main risk that is associated with the writing of a swap option is the market risk of an unfavorable change in the value of the interest rate swap underlying the written swap option.

Swap options may be used by the Trust to manage the duration of the Trust's portfolio in a manner similar to more generic options described above.

INTEREST RATE CAPS: Interest rate caps are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate over a specified fixed or floating rate.

Interest rate caps are intended to both manage the duration of the Trust's portfolio and its exposure to changes in short-term rates. Owning interest rate caps reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The effect on income involves protection from rising short-term interest rates, which the Trust experiences primarily in the form of leverage.

The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate cap. However, the Trust does not anticipate non-performance by any counterparty.

Transactions fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate cap. The asset or liability is subsequently adjusted to the current market value of the interest rate cap purchased or sold. Changes in the value of the interest rate cap are recognized as unrealized gains and losses.

INTEREST RATE FLOORS: Interest rate floors are similar to interest rate swaps, except that one party agrees to pay a fee, while the other party pays the excess, if any, of a floating rate under a specified fixed or floating rate.

Interest rate floors are used by the Trust to both manage the duration of the portfolio and its exposure to changes in short-term interest rates. Selling interest rate floors reduces the portfolio's duration, making it less sensitive to changes in interest rates from a market value perspective. The Trust's leverage provides extra income in a period of falling rates. Selling floors reduces some of that advantage by partially monetizing it as an up front payment which the Trust receives.

The Trust is exposed to credit loss in the event of non-performance by the other party to the interest rate floor. However, the Trust does not anticipate non-performance by any counterparty.

Transaction fees paid or received by the Trust are recognized as assets or liabilities and amortized or accreted into interest expense or income over the life of the interest rate floor. The asset or liability is subsequently adjusted to the current market value of the interest rate floor purchased or sold. Changes in the value of the interest rate floor are recognized as unrealized gains and losses.

FINANCIAL FUTURES CONTRACTS: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

Financial futures contracts, when used by the Trust, help in maintaining a targeted duration. Futures contracts can be sold to effectively shorten an otherwise longer duration portfolio. In the same sense, futures contracts can be purchased to lengthen a portfolio that is shorter than its duration target. Thus, by buying or selling futures contracts, the Trust may attempt to manage duration of positions so that changes in interest rates do not change the duration of the portfolio unexpectedly.

SHORT SALES: The Trust may make short sales of securities as a method of managing potential price declines in similar securities owned. When the Trust makes a short sale, it may borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Trust may have to pay a fee to borrow the particular securities and may be obligated to pay over any payments received on such borrowed securities. A gain, limited to the price at which the Trust sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon the termination of a short sale if the market price is greater or less than the proceeds originally received.

SECURITIES LENDING: The Trust may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Trust may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Trust receives compensation for lending its securities in the form of interest on the loan. The Trust also continues to receive interest on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Trust.

The Trust did not enter into any security lending transactions during the year ended October 31, 2002.

SEGREGATION: In cases in which the Investment Company Act of 1940, as amended and the interpretive positions of the Securities and Exchange Commission ("SEC") require that the Trust segregate assets in connection with certain Trust investments (e.g., when issued securities, reverse repurchase agreements or futures contracts), the Trust will, consistent with certain interpretive letters issued by the SEC, designate on its books and records cash or other liquid debt securities having a market value at least equal to the amount that would otherwise be required to be physically segregated.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient amounts of its taxable income to shareholders. Therefore, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions monthly; first from net investment income, then from realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on September 20, 2002, non-interested Directors may elect to defer receipt of all, or a portion of their annual compensation and beginning on January 1, 2003 will be required to defer a portion of their annual compensation pursuant to the plan.

Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NOTE 2. AGREEMENTS    The  Trust  has  an  Investment  Advisory  Agreement  with
                      BlackRock  Advisors,  Inc.  (the  "Advisor"),  which  is a wholly owned subsidiary of BlackRock, Inc., which in turn is an indirect, majority-owned subsidiary of the PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC ("PI"), an indirect, wholly owned subsidiary of Prudential Financial, Inc.

The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.65% of the Trust's average weekly net assets. The total dollar amounts paid to the Advisor by the Trust under the Investment Advisory Agreement for the years ended October 31, 2002, 2001 and 2000 were $3,292,465, $3,064,600 and $2,928,176, respectively. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.20% of the first $500 million of the Trust's average weekly net assets and 0.15% of any excess. The total dollar amounts paid to PI by the Trust under the Administration Agreement for the years ended October 31, 2002, 2001 and 2000 were $1,009,800, $942,954 and $900,977, respectively.

Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses which include reimbursement to the Advisor for certain operational support services provided to the Trust.

Pursuant to the terms of its custody agreement, BlackRock Income Trust received an earnings credit from its custodian for positive cash balance maintained, which is used to offset custody fees in the amount of $6,194.

NOTE 3. PORTFOLIO     Purchases and sales of investment  securities,  other than
SECURITIES            short-term investments and U.S. Government Securities, for the year ended  October 31, 2002  aggregated  $379,256,162 and $184,213,519, respectively. Purchases and sales of U.S. Government Securities for the year ended October 31, 2002 aggregated $625,774,301 and $643,330,424, respectively.

The Trust may from time to time purchase in the secondary market certain mortgage pass-through securities packaged or master serviced by affiliates or mortgage related securities containing loans or mortgages originated by PNC Bank or its affiliates, including Midland Loan Services, Inc. It is possible under certain circumstances, an affiliate of PNC or its affiliates, including Midland Loan Services, Inc. could have interests that are in conflict with the holders of these mortgage-backed securities, and such holders could have rights against an affiliate of PNC or its affiliates, including Midland Loan Services, Inc.

The federal income tax basis of the Trust's investments at October 31, 2002 was $676,705,370 and, accordingly, net unrealized appreciation for federal income tax purposes was $11,493,081 (gross unrealized appreciation $31,551,621; gross unrealized depreciation $20,058,540).

For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 2002 of approximately $86,133,900 of which approximately $10,359,600 will expire in 2003, approximately $27,373,200 will expire in 2004, approximately $33,108,000 will expire in 2007, approximately $1,352,200 will expire in 2008 and approximately $13,940,900 will expire in 2009. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Details of open financial futures contracts at October 31, 2002 were as follows:

                                                                VALUE AT                VALUE AT         UNREALIZED
  NUMBER OF                                   EXPIRATION          TRADE                OCTOBER 31,      APPRECIATION
  CONTRACTS                 TYPE                 DATE             DATE                    2002         (DEPRECIATION)
----------                 ------             ----------       -----------            -----------       ------------
Long positions:
     215              5 Yr. U.S. T-Bond       Dec. '02         $24,224,139            $24,452,891         $228,752
     323             10 Yr. U.S. T-Bond       Dec. '02          36,727,826             37,054,156          326,330
     212             30 Yr. U.S. T-Bond       Dec. '02          23,462,687             23,459,126           (3,561)
                                                                                                          --------
                                                                                                          $551,521
                                                                                                          ========

The Trust held two interest rate caps. Under all agreements, the Trust receives the excess, if any, of a floating rate over a fixed rate. The Trust paid a transaction fee for each cap. Transaction fees are amortized through the termination of the agreement. Details of the caps at October 31, 2002 were as follows:

  NOTIONAL                                                                                      VALUE AT
   AMOUNT              FIXED            FLOATING            TERMINATION       AMORTIZED        OCTOBER 31,       UNREALIZED
    (000)              RATE               RATE                 DATE             COST              2002          DEPRECIATION
   -------           --------          ----------           ----------        --------          ---------        -----------
  $100,000             7.25%          3-month LIBOR           4/23/03         $227,606             $10          $(227,596)
   100,000             7.75%          3-month LIBOR            5/4/03          128,920              10           (128,910)
                                                                              --------             ---          ---------
                                                                              $356,526             $20          $(356,506)
                                                                              ========             ===          =========

The Trust held one interest rate floor. Under the agreement, the Trust pays the excess, if any, of a fixed rate over a floating rate. The Trust received a transaction fee for the floor. Transaction fee is amortized through the termination of the agreement. Details of the interest rate floor held at October 31, 2002 were as follows:

  NOTIONAL                                                                                      VALUE AT
   AMOUNT              FIXED            FLOATING            TERMINATION       AMORTIZED        OCTOBER 31,       UNREALIZED
    (000)              RATE               RATE                 DATE             COST              2002          DEPRECIATION
   -------            -------          ----------           ----------       ---------        -----------       ------------
  $47,000              6.00%          1-month LIBOR           1/25/05        $(775,125)       $(2,186,581)      $(1,411,456)
                                                                             =========        ===========       ===========


Details of open interest rate swaps at October 31, 2002 were as follows:

  NOTIONAL                                                                   UNREALIZED
   AMOUNT              FIXED            FLOATING            TERMINATION     APPRECIATION
    (000)              RATE               RATE                 DATE        (DEPRECIATION)
   -------           --------          ----------           ----------      ------------
$  24,000            3.55% (a)       3-month LIBOR           10/24/06           $524,098
  100,000            3.91% (a)       3-month LIBOR            8/09/07          2,797,533
  162,000            4.22% (a)       3-month LIBOR            5/04/06          1,868,994
   32,000            5.46% (b)       3-month LIBOR           10/17/12         (2,649,287)
   24,000            6.04% (b)       3-month LIBOR           11/15/21         (2,400,617)
   80,300            6.07% (b)       3-month LIBOR            8/28/22         (8,166,050)
                                                                             -----------
                                                                             $(8,025,329)
                                                                             ===========

----------
(a) Trust pays floating interest rate and receives fixed rate.
(b) Trust pays fixed interest rate and receives floating rate.

Transactions in options written during the year ended October 31, 2002, were as follows:

                                                        NOTIONAL
                                                         AMOUNT      PREMIUM
                                                          (000)     RECEIVED
                                                        --------    ---------
Options outstanding at October 31, 2001                       --            --
Options written                                         $483,100   $ 5,016,738
Options terminated in closing purchase transactions     (380,800)   (4,291,585)
Options expired                                          (80,300)     (268,800)
                                                       ---------   -----------
Options outstanding at October 31, 2002                 $ 22,000   $   456,353
                                                       =========   ===========

NOTE 4. BORROWINGS    REVERSE  REPURCHASE  AGREEMENTS:  The Trust may enter into reverse repurchase agreements with qualified,  third party broker-dealers as determined by and under the direction of the Trust's Board of Directors. Interest on the value of reverse repurchase agreements issued and outstanding is based upon competitive market rates at the time of issuance. At the time the Trust enters into a reverse repurchase agreement, it establishes and maintains a segregated account with the lender containing liquid investment grade securities having a value not less than the repurchase price, including accrued interest, of the reverse repurchase agreement.

The average daily balance of reverse repurchase agreements outstanding during the year ended October 31, 2002 was approximately $173,501,000 at a weighted average interest rate of approximately 1.81%.

DOLLAR ROLLS: The Trust may enter into dollar rolls in which the Trust sells securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Trust forgoes principal and interest paid on the securities. The Trust will be compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

The Trust did not enter into any dollar roll transactions during the year ended October 31, 2002.

NOTE 5. CAPITAL       There are 200  million  shares  of $.01 par  value  common stock authorized.  Of the 62,874,817 shares outstanding at
October 31, 2002, affiliates of the Advisor owned 10,753 shares.

During the year ended October 31, 2002, the Trust issued 24,939 common shares under the terms of its Dividend Reinvestment Plan.

NOTE 6. DIVIDENDS     Subsequent to October 31, 2002,  the Board of Directors of
                      the Trust declared dividends from  undistributed  earnings of $0.0510 per share payable November 29, 2002 to shareholders of record on November 15, 2002.

NOTE 7. COMMITMENT    On October 9, 1997, the Trust entered into a commitment to purchase an  aggregate  of up to  $20,000,000  of Overseas
Private Investment Corp. securities prior to the commitment expiration on September 30, 2003. To date, the Trust has purchased such securities with a market value of $13,837,367 at October 31, 2002.

                          INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

To the Directors and Shareholders of The BlackRock Income Trust Inc.

   We have audited the accompanying statement of assets and liabilities of The BlackRock Income Trust Inc. (the "Trust"), including the portfolio of investments, as of October 31, 2002, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The
BlackRock Income Trust Inc. as of October 31, 2002, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


/s/ Deloitte & Touche LLP


Boston, Massachusetts

December 6, 2002

DIRECTORS INFORMATION
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                    INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------------
Name, address, age              Andrew F. Brimmer                 Richard E. Cavanagh               Kent Dixon
                                P.O. Box 4546                     P.O. Box 4546                     P.O. Box 4546
                                New York, NY 10163-4546           New York, NY 10163-4546           New York, NY 10163-4546
                                Age: 76                           Age: 56                           Age: 65

------------------------------------------------------------------------------------------------------------------------------------

Current positions held          Lead Director                     Director                          Director
with the Funds                  Audit Committee Chairman          Audit Committee Member            Audit Committee Member

------------------------------------------------------------------------------------------------------------------------------------

Term of office and              3 years(2) / since inception(3)   3 years(2) / since inception(3)   3 years(2) / since inception(3)
length of time served

------------------------------------------------------------------------------------------------------------------------------------

Principal occupations           President of Brimmer &            President and Chief Executive     Consultant/Investor. Former
during the past                 Company, Inc., a Washington,      Officer of The Conference         President and Chief Executive
five years                      D.C.-based economic and           Board, Inc., a leading global     Officer of Empire Federal
                                financial consulting firm,        business membership               Savings Bank of America and
                                also, Wilmer D. Barrett           organization, from                Banc PLUS Savings Association,
                                Professor of Economics,           1995-present. Former Executive    former Chairman of the Board,
                                University of Massachusetts--     Dean of the John F. Kennedy       President and Chief Executive
                                Amherst. Formerly member of       School of Government at           Officer of Northeast Savings.
                                the Board of Governors of the     Harvard University from
                                Federal Reserve System. Former    1988-1995. Acting Director,
                                Chairman, District of Columbia    Harvard Center for Business
                                Financial Control Board.          and Government (1991-1993).
                                                                  Formerly Partner (principal)
                                                                  of McKinsey & Company, Inc.
                                                                  (1980- 1988). Former Executive
                                                                  Director of Federal Cash
                                                                  Management, White House Office
                                                                  of Management and Budget
                                                                  (1977-1979). Co-author, THE
                                                                  WINNING PERFORMANCE (best
                                                                  selling management book
                                                                  published in 13 national
                                                                  editions).

------------------------------------------------------------------------------------------------------------------------------------

Number of portfolios            44(4)                             44(4)                             44(4)
overseen within the
fund complex

------------------------------------------------------------------------------------------------------------------------------------

Other Directorships held        Director of CarrAmerica Realty    Trustee Emeritus, Wesleyan        Former Director of ISFA (the
outside of the fund             Corporation and Borg-Warner       University, Trustee: Drucker      owner of INVEST, a national
complex                         Automotive. Formerly member of    Foundation, Airplanes Group,      securities brokerage service
                                the Board of Governors of the     Aircraft Finance Trust (AFT)      designed for banks and thrift
                                Federal Reserve System.           and Educational Testing           institutions).
                                Formerly Director of AirBorne     Service (ETS). Director, Arch
                                Express, BankAmerica              Chemicals, Fremont Group and
                                Corporation (Bank of America),    The Guardian Life Insurance
                                Bell South Corporation,           Company of America.
                                College Retirement Equities
                                Fund (Trustee), Commodity
                                Exchange, Inc. (Public
                                Governor), Connecticut Mutual
                                Life Insurance Company, E.I.
                                Dupont de Nemours & Company,
                                Equitable Life Assurance
                                Society of the United States,
                                Gannett Company, Mercedes-Benz
                                of North America, MNC
                                Financial Corporation
                                (American Security Bank), NMC
                                Capital Management, Navistar
                                International Corporation, PHH
                                Corp. and UAL Corporation
                                (United Airlines).

------------------------------------------------------------------------------------------------------------------------------------

For "Interested Director"
Relationships, events or
transactions by reason of
which the Director is an
interested person as
defined in Section 2(a)
(19)(1940 Act)

------------------------------------------------------------------------------------------------------------------------------------

(1) Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.
(2) The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three-year term concurrent with the class from which he is elected.
(3)  Commencement of investment operations July 29, 1988.
(4) The fund complex currently consists of 44 separate closed-end funds, each with one investment portfolio.
(5) Except during the period 8/12/93 through 4/15/97, and except during the period 10/31/02 through 11/02/02.

----------------------------------------------------------------------------------  ------------------------------------------------
                       INDEPENDENT DIRECTORS (CONTINUED)                                      INTERESTED DIRECTORS(1)
----------------------------------------------------------------------------------  ------------------------------------------------
Frank J. Fabozzi            James Clayburn La Force, Jr.   Walter F. Mondale         Ralph L. Schlosstein(1)  Robert S. Kapito(1)
P.O. Box 4546               P.O. Box 4546                  P.O. Box 4546             40 East 52nd Street      40 East 52nd Street
New York, NY 10163-4546     New York, NY 10163-4546        New York, NY 10163-4546   New York, NY 10154       New York, NY 10154
Age: 54                     Age: 73                        Age: 74                   Age: 51                  Age: 45

----------------------------------------------------------------------------------  ------------------------------------------------

Director                    Director                       Director                  Chairman of the Board    President and Director

-------------------------------------------------------------------------------    -------------------------------------------------

3 years(2) /                3 years(2) /                   3 years(2) / since        3 years(2) /             3 years(2) / since
since inception(3)          since inception(3)             inception(3,5)            since inception(3)       August 22, 2002

-------------------------------------------------------------------------------    -------------------------------------------------

Consultant. Editor          Dean Emeritus of The           Partner, Dorsey &         Director since 1999      Vice Chairman of
of THE JOURNAL OF           John E. Anderson               Whitney, a law firm       and President of         BlackRock, Inc. Head
PORTFOLIO MANAGEMENT        Graduate School of             (December                 BlackRock, Inc.          of the Portfolio
and Adjunct                 Management,                    1996-present,             since its formation      Management Group.
Professor of Finance        University of                  September                 in 1998 and of           Also a member of the
at the School of            California since               1987-August 1993).        BlackRock, Inc.'s        Management
Management at Yale          July 1, 1993. Acting           Formerly U.S.             predecessor entities     Committee, the
University. Author          Dean of The School             Ambassador to Japan       since 1988. Member       Investment Strategy
and editor of               of Business, Hong              (1993-1996).              of the Management        Group, the Fixed
several books on            Kong University of             Formerly Vice             Committee and            Income and Global
fixed income                Science and                    President of the          Investment Strategy      Operating Committees
portfolio                   Technology                     United States, U.S.       Group of BlackRock,      and the Equity
management. Visiting        1990-1993. From 1978           Senator and Attorney      Inc. Formerly,           Investment Strategy
Professor of Finance        to September 1993,             General of the State      Managing Director of     Group. Responsible
and Accounting at           Dean of The John E.            of Minnesota. 1984        Lehman Brothers,         for the portfolio
the Sloan School of         Anderson Graduate              Democratic Nominee        Inc. and Co-head of      management of the
Management,                 School of                      for President of the      its Mortgage and         Fixed Income,
Massachusetts               Management,                    United States.            Savings Institutions     Domestic Equity and
Institute of                University of                                            Group. Currently,        International
Technology from 1986        California.                                              Chairman of each of      Equity, Liquidity,
to August 1992.                                                                      the closed-end           and Alternative
                                                                                     Trusts in which          Investment Groups of
                                                                                     BlackRock Advisors,      BlackRock. Currently
                                                                                     Inc. acts as             President and a
                                                                                     investment advisor.      Trustee of each of
                                                                                                              the closed-end
                                                                                                              Trusts in which
                                                                                                              BlackRock Advisors,
                                                                                                              Inc. acts as
                                                                                                              investment advisor.

----------------------------------------------------------------------------------  ------------------------------------------------

44(4)                       44(4)                          44(4)                     44(4)                    44(4)

----------------------------------------------------------------------------------  ------------------------------------------------

Director, Guardian          Director, Jacobs                                         Chairman and             Chairman of the Hope
Mutual Funds Group.         Engineering Group,                                       President of the         and Heroes
(18 portfolios)             Inc., Payden & Rygel                                     BlackRock Provident      Children's Cancer
                            Investment Trust,                                        Institutional Funds      Fund. President of
                            Provident Investment                                     (10 portfolios) and      the Board of
                            Counsel Funds.                                           Director of              Directors of the
                                                                                     Anthricite Capital,      Periwinkle National
                                                                                     Inc. and several of      Theatre for Young
                                                                                     BlackRock's              Audiences. Director
                                                                                     alternative              of icruise.com,
                                                                                     investment vehicles.     Corp.
                                                                                     Currently, a Member
                                                                                     of the Visiting
                                                                                     Board of Overseers
                                                                                     of the John F.
                                                                                     Kennedy School of
                                                                                     Government at
                                                                                     Harvard University,
                                                                                     the Financial
                                                                                     Institutions Center
                                                                                     Board of the Wharton
                                                                                     School of the
                                                                                     University of
                                                                                     Pennsylvania, a
                                                                                     Trustee of Trinity
                                                                                     School in New York
                                                                                     City and a Trustee
                                                                                     of New Visions for
                                                                                     Public Education in
                                                                                     New York City.
                                                                                     Formerly, a Director
                                                                                     of Pulte Corporation
                                                                                     and a Member of
                                                                                     Fannie Mae's
                                                                                     Advisory Council.

----------------------------------------------------------------------------------  ------------------------------------------------

                                                                                     Director and             Vice Chairman of the
                                                                                     President of the         Advisor
                                                                                     Advisor.

----------------------------------------------------------------------------------  ------------------------------------------------

                                 TAX INFORMATION
--------------------------------------------------------------------------------

   We wish to advise you as to the federal tax status of dividends paid by the Trust during its fiscal year ended October 31, 2002.

   During the fiscal year ended October 31, 2002, the Trust paid dividends of $0.5708 per share from net investment income. For federal income tax purposes, the dividends you received are reportable in your 2002 federal income tax return as ordinary income. Further, we wish to advise you that your income dividends do not qualify for the dividends received deduction.

   For the purpose of preparing your 2002 annual federal income tax return, however, you should report the amounts as reflected on the appropriate Form 1099 DIV which will be mailed to you in January 2003.


                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

   Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the "Plan Agent") in Trust shares pursuant to the Plan. shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

   The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of unissued but authorized shares from the Trust ("newly issued shares") or (ii) by purchase of outstanding shares on the open market, on the New York Stock Exchange or elsewhere ("open-market purchases"). If, on the dividend payment date, the net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition being referred to herein as "market premium"), the transfer agent will invest the dividend amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share (but in no event less than 95% of the then current market price per share) on the date the shares are issued. If, on the dividend payment date, the net asset value per share is greater than the market value per share (such condition being referred to herein as "market discount"), the transfer agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

   The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income taxes that may be payable on such dividends or distributions.

   The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at
(800) 699-1BFM or 150 Royall Street, Canton, MA 02021.

                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

BlackRock Income Trust's investment objective is to manage a portfolio of high quality securities to achieve high monthly income consistent with preservation of capital. The Trust will seek to distribute monthly income that is greater than that obtainable on an annualized basis by investment in United States Treasury securities having the same maturity as the average dollar weighted maturity of the Trust's investments.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $246 billion of assets under management as of September 30, 2002. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products. In addition, BlackRock provides risk management and investment system services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from the Company's headquarters in New York City, as well as offices in Boston, Edinburgh, Hong Kong, San Francisco, Tokyo and Wilmington. BlackRock is majority-owned by The PNC Financial Services Group, Inc. (NYSE:PNC) and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust will invest at least 65% of its assets in mortgage-backed securities. At least 85% of the Trust's assets must be rated at least "AAA" by Standard & Poor's or "Aaa" by Moody's at the time of purchase (up to 5% can be unrated but deemed by the Advisor to be of comparable quality). Additionally, 15% of the Trust's assets can be invested in securities rated at least "AA" by Standard & Poor's or "Aa" by Moody's at time of purchase. Under current market conditions, BlackRock expects that the primary investments of the Trust will be U.S. Government securities, securities backed by government agencies (such as mortgage-backed securities), privately issued mortgage-backed securities, commercial mortgage-backed securities and asset-backed securities.

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to provide high monthly income consistent with the preservation of capital. The Trust will seek to provide monthly income that is greater than that which could be obtained by investing in U .S. Treasury securities with an average life similar to that of the Trust's assets. Under current market conditions, the average life of the Trust's assets is expected to be in the range of seven to ten years. Under other market conditions, the Trust's average life may vary and may not be predictable using any formula. In seeking the investment objective, the Advisor may actively manage among various types of securities in different interest rate environments.

Traditional mortgage pass-through securities make interest and principal payments on a monthly basis and can be a source of attractive levels of income to the Trust. While mortgage-backed securities in the Trust are of high credit quality, they typically offer a yield spread above Treasuries due to the uncertainty of the timing of their cash flows as they are subject to changes in the rate of prepayments when interest rates change and either a larger or smaller proportion of mortgage holders refinance their mortgages or move. While mortgage-backed securities offer the opportunity for attractive yields, they subject a portfolio to interest rate risk and prepayment exposure which result in reinvestment risk when prepaid principal must be reinvested.

Multiple-class mortgage pass-through securities, or collateralized mortgage obligations (CMOs), are also an investment that may be used in the Trust's portfolio. These securities are issued in multiple classes each of which has a different coupon rate, stated maturity and prioritization on the timing of receipt of cash flows coming from interest and principal payments on the underlying mortgages. Principal prepayments can be allocated among the different classes of a CMO in a number of ways; for instance, they can be applied to each of the classes in the order of their respective stated maturities. This feature allows an investor to better plan the average life of their investment.

Additionally, in order to protect the portfolio from interest rate risk, the Advisor will attempt to locate securities with call protection, such as commercial mortgage-backed securities with prepayment penalties or lockouts. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through its transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN THE TRUST

The Trust employs leverage primarily through the use of reverse repurchase agreements and dollar rolls. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer-term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

The trust is intended to be a long-term investment and is not a short-term trading vehicle.

DIVIDEND CONSIDERATIONS. Dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

INTEREST-ONLY SECURITIES (IO). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Trust may fail to recoup fully its initial investment in these securities even if the securities are rated AAA by S&P or Aaa by Moody's.

INVERSE FLOATING RATE MORTGAGE-BACKED SECURITIES. ARMs with interest rates that adjust at periodic intervals in the opposite direction from the market rate of interest to which they are indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate may vary by a magnitude that exceeds the magnitude of the change in the index rate of interest.

LEVERAGE. The Trust utilizes leverage through reverse repurchase agreements and dollar rolls, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BKT) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their NAV.

MORTGAGE-BACKED AND ASSET-BACKED SECURITIES. The cash flow and yield characteristics of these securities differ from traditional debt securities. The major differences typically include more frequent payments and the possibility of prepayments which will change the yield to maturity of the security.

CORPORATE DEBT SECURITIES. The value of corporate debt securities generally varies inversely with changes in prevailing market interest rates. The Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ZERO COUPON SECURITIES. Such securities receive no cash flows prior to maturity; therefore, interim price movement on the securities are generally more sensitive to interest rate movements than securities that make periodic coupon payments. These securities appreciate in value over time and can play an important role in helping the Trust achieve its primary objective.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      There have been no material changes in the Trust's investment objective or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      Certain of the officers of the Trust listed on the inside back cover of the Report to Shareholders are also officers of the Advisor. They serve in the following capacities for the Advisor: Robert S. Kapito--Director and Vice Chairman, Henry Gabbay and Anne Ackerley--Managing Directors.


                                    GLOSSARY
--------------------------------------------------------------------------------

ADJUSTABLE RATE MORTGAGE-         Mortgage  instruments with interest rates that
BACKED SECURITIES (ARMS):         adjust at periodic intervals at a fixed amount
                                  over the market  levels of  interest  rates as
                                  reflected  in  specified  indexes.   ARMs  are
                                  backed by mortgage loans secured by real property.

ASSET-BACKED SECURITIES:          Securities   backed   by   various   types  of
                                  receivables such as automobile and credit card receivables.

CLOSED-END FUND:                  Investment  vehicle which  initially  offers a
                                  fixed  number of shares  and trades on a stock
                                  exchange.  The fund  invests in a portfolio of
                                  securities  in  accordance   with  its  stated
                                  investment objectives and policies.

COLLATERALIZED MORTGAGE           Mortgage-backed   securities   which  separate
OBLIGATIONS (CMOS):               mortgage  pools  into  short-,   medium-,  and
                                  long-term securities with different priorities for receipt of principal and interest. Each class is paid a fixed or floating rate of interest at regular intervals. Also known as multiple-class mortgage pass-throughs.

COMMERCIAL MORTGAGE               Mortgage-backed  securities  secured or backed
BACKED SECURITIES (CMBS):         by mortgage loans on commercial properties.

DISCOUNT:                         When a fund's net asset value is greater  than
                                  its stock price the fund is said to be trading at a discount.

DIVIDEND:                         Income  generated by securities in a portfolio
                                  and distributed to shareholders after the deduction of expenses. This Trust declares and pays dividends on a monthly basis.

DIVIDEND REINVESTMENT:            Shareholders  may elect to have all  dividends
                                  and    distributions    of    capital    gains
                                  automatically   reinvested   into   additional
                                  shares of the Trust.

FHA: Federal Housing Administration, a government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages.

FHLMC: Federal Home Loan Mortgage Corporation, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FHLMC are not guaranteed by the U.S. Government, however; they are backed by FHLMC's authority to borrow from the U.S. Government. Also known as Freddie Mac.

FNMA: Federal National Mortgage Administration, a publicly owned, federally chartered corporation that facilitates a secondary mortgage market by purchasing mortgages from lenders such as savings institutions and reselling them to investors by means of mortgage-backed securities. Obligations of FNMA are not guaranteed by the U.S. Government, however; they are backed by FNMA's authority to borrow from the U.S. Government. Also known as Fannie Mae.

GNMA: Government National Mortgage Association, a U.S. Government agency that facilitates a secondary mortgage market by providing an agency that guarantees timely payment of interest and principal on mortgages. GNMA's obligations are supported by the full faith and credit of the U.S. Treasury. Also known as Ginnie Mae.

GOVERNMENT SECURITIES:            Securities  issued or  guaranteed  by the U.S.
                                  Government,   or  one  of  its   agencies   or
                                  instrumentalities, such as GNMA, FNMA and FHLMC.

INTEREST-ONLY SECURITIES:         Mortgage   securities   including   CMBS  that
                                  receive only the  interest  cash flows from an
                                  underlying   pool   of   mortgage   loans   or
                                  underlying pass-through securities. Also known as a strip.

INVERSE-FLOATING RATE MORTGAGE:   Mortgage  instruments with coupons that adjust
                                  at periodic intervals according to a formula which sets inversely with a market level interest rate index.

MARKET PRICE:                     Price per share of a  security  trading in the
                                  secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

MORTGAGE DOLLAR ROLLS:            A mortgage  dollar  roll is a  transaction  in
                                  which   the   Trust   sells    mortgage-backed
                                  securities  for delivery in the current  month
                                  and  simultaneously  contracts  to  repurchase
                                  substantially  similar (although not the same)
                                  securities on a specified future date.  During
                                  the "roll" period,  the Trust does not receive
                                  principal   and   interest   payments  on  the
                                  securities,  but is compensated  for giving up
                                  these   payments  by  the  difference  in  the
                                  current sales price (for which the security is sold) and lower price that the Trust pays for the similar security at the end date as well as the interest earned on the cash proceeds of the initial sale.

MORTGAGE PASS-THROUGHS:           Mortgage-backed  securities  issued  by Fannie
                                  Mae, Freddie Mac or Ginnie Mae.

NET ASSET VALUE (NAV):            Net asset value is the total  market  value of
                                  all  securities  and other  assets held by the
                                  Trust, plus income accrued on its investments,
                                  minus  any   liabilities   including   accrued
                                  expenses, divided by the total number of outstanding shares. It is the underlying value of a single share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL
                                  STREET JOURNAL on Monday.

PRINCIPAL-ONLY SECURITIES:        Mortgage  securities  that  receive  only  the
                                  principal cash flows from an underlying pool of mortgage loans or underlying pass-through securities. Also known as strips.

PROJECT LOANS:                    Mortgages    for    multi-family,    low-   to
                                  middle-income housing.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

REMIC: A real estate mortgage investment conduit is a multiple-class security backed by mortgage-backed securities or whole mortgage loans and formed as a trust, corporation, partnership, or segregated pool of assets that elects to be treated as a REMIC for Federal tax purposes. Generally, FNMA REMICs are formed as trusts and are backed by mortgage-backed securities.

RESIDUALS:                        Securities    issued   in   connection    with
                                  collateralized   mortgage   obligations   that
                                  generally  represent the excess cash flow from
                                  the mortgage  assets  underlying the CMO after
                                  payment of principal and interest on the other
                                  CMO  securities  and  related   administrative
                                  expenses.

REVERSE REPURCHASE                In a reverse repurchase  agreement,  the Trust
AGREEMENTS:                       sells securities and agrees to repurchase them
                                  at a mutually  agreed  date and price.  During
                                  this time, the Trust  continues to receive the
                                  principal  and  interest  payments  from  that
                                  security.  At the end of the  term,  the Trust
                                  receives  the same  securities  that were sold
                                  for  the  same  initial   dollar  amount  plus
                                  interest on the cash proceeds of the initial sale.

STRIPPED MORTGAGE-BACKED          Arrangements  in  which  a pool of  assets  is
SECURITIES:                       separated   into  two  classes   that  receive
                                  different  proportions  of  the  interest  and
                                  principal    distributions   from   underlying
                                  mortgage-backed securities. IO's and PO's are examples of strips.

                             BlackRock Income Trust

Directors
   Ralph L. Schlosstein, CHAIRMAN(1)
   Andrew F. Brimmer
   Richard E. Cavanagh
   Kent Dixon
   Frank J. Fabozzi
   Robert S. Kapito1
   James Clayburn La Force, Jr.
   Walter F. Mondale

Officers
   Robert S. Kapito, PRESIDENT(1)
   Richard M. Shea, VICE PRESIDENT/TAX
   Henry Gabbay, TREASURER
   James Kong, ASSISTANT TREASURER
   Anne Ackerley, SECRETARY

Investment Advisor
   BlackRock Advisors, Inc.
   100 Bellevue Parkway
   Wilmington, DE 19809
   (800) 227-7BFM

Administrator
   Prudential Investments LLC
   Gateway Center Three
   100 Mulberry Street
   Newark, NJ 07102-4077

Custodian
   State Street Bank and Trust Company
   One Heritage Drive
   North Quincy, MA 02171

Transfer Agent
   EquiServe Trust Company, N.A.
   150 Royall Street
   Canton, MA 02021
   (800) 699-1BFM

Independent Accountants
   Deloitte & Touche LLP
   200 Berkeley Street
   Boston, MA 02116

Legal Counsel
   Skadden, Arps, Slate, Meagher & Flom LLP
   Four Times Square
   New York, NY 10036

Legal Counsel - Independent Directors
   Debevoise & Plimpton
   919 Third Avenue
   New York, NY 10022

BlackRock Income Trust
c/o Prudential Investments LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077
(800) 227-7BFM

   This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

(1) Laurence D. Fink has resigned his positions as Director and Chairman of the Board effective August 22, 2002 and will continue as Chairman and Chief Executive Officer of BlackRock, Inc. and Chief Executive Officer of
     BlackRock Advisors, Inc. The Board of Directors elected Ralph L. Schlosstein as the new Chairman of the Board, elected Robert S. Kapito as the new President of the Trust and appointed Robert S. Kapito as a new Director of the Board effective August 22, 2002.


The Trust will mail only one copy of shareholder documents, including annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called "householding" and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact the Trust at (800) 227-7BFM.

================================================================================

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares. Statements and other information contained in this report are as dated and are subject to change.

                                                                BLACKROCK [LOGO]